UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2007

                        Brainstorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                          333-61610                     20-8133057
(State or other jurisdiction of        (Commission File No.)            (IRS Employer
       incorporation)                                                 Identification No.)

         110 East 59th Street
        New York, New York                                            10022
(Address of principal executive offices)                            (Zip Code)

                                 (212) 557-9000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

On March 21, 2007, the Board of Directors of Brainstorm Cell Therapeutics Inc. (the "Company") amended Sections 1, 2 and 3 of Article IV of the Company's ByLaws to expressly provide for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

The amendment to the ByLaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

3.1 Amendment No. 1 to ByLaws of Brainstorm Cell Therapeutics Inc., dated March 21, 2007.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Brainstorm Cell Therapeutics Inc.

Date:    March 27, 2007                  By: /s/ Yoram Drucker
                                             -----------------------------------
                                                 Yoram Drucker
                                                 Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
3.1             Amendment No. 1 to ByLaws of Brainstorm Cell Therapeutics Inc.,
                dated March 21, 2007.